SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 1, 2001


                        RUSSELL-STANLEY HOLDINGS, INC.
              (Exact name of Registrant as specified in charter)


                       Commission File Number: 333-76057




                  Delaware                               22-3525626
       (State or other jurisdiction of     (IRS Employer Identification Number)
       incorporation or organization)

              685 Route 202/206                            08807
           Bridgewater, New Jersey                      (Zip Code)
  (Address of principal executive offices)

                                (908) 203-9500
             (Registrant's telephone number, including area code)

Item 5.  Other Events

         The Registrant announced by press release that it is extending the expiration time of its exchange offer to holders of its 10 7/8% Senior Subordinated Notes due 2009 (and the voting deadline for votes on its prepackaged plan of reorganization) to 5 p.m., New York City time, November 2, 2001, unless further extended. A copy of the Registrant's press release dated November 1, 2001 is attached as an exhibit to this Report.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         (99)     Press release dated November 1, 2001



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RUSSELL-STANLEY HOLDINGS, INC.


                                             BY:  /s/ Ronald M. Litchkowski
                                                  ----------------------------
                                                  Ronald M. Litchkowski
                                                  Chief Financial Officer


Dated:   November 1, 2001